POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2018
POST BALANCE SHEET EVENTS
POST BALANCE SHEET EVENTS

24 POST BALANCE SHEET EVENTS

On 22 January 2019 the Group completed the acquisition of 100% of the share capital of Ceterix Orthopaedics, Inc., the developer of the NovoStitch™ Pro Meniscal Repair System. This unique device addresses complex tear patterns not adequately served by other repair systems and is highly complementary to the Group’s FAST-FIX™ 360 Meniscal Repair System.

This acquisition will be treated as a business combination under IFRS 3. The maximum consideration, all payable in cash, is $105m and the provisional fair value consideration is $96m and includes $5m of deferred consideration and $46m of contingent consideration which relates to the achievement of established milestones and targets. The fair value of contingent consideration is determined from the acquisition agreement, the Board approved acquisition model and a risk-free discount rate of 3.3%. Acquired net assets have a provisional value of $2m which is not expected to have material fair value adjustments. The remaining $94m will be allocated between identifiable intangible assets including technology, research and development in-progress and goodwill, with the majority expected to be goodwill. Goodwill represents the control premium, the acquired workforce and the synergies expected from integrating Ceterix Orthopaedics, Inc. into the Group’s existing business, and is not expected to be deductible for tax purposes. The contribution to revenue and attributable profit from this acquisition is expected to be immaterial for the year ending 31 December 2019.